                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                  Form 8-K/A

                               (Amendment No. 1)

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)      June 11, 1997
                                                 -------------------------------

                               Tetra Tech, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                  0-19655               95-4148514
--------------------------------------------------------------------------------
      (State or other             (Commission           (I.R.S. Employer
        jurisdiction               File Number)         Identification No.)
      of incorporation)




          630 N. Rosemead Boulevard, Pasadena, California 91107-2190
--------------------------------------------------------------------------------
          (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code      (626) 351-4664
                                                    ----------------------------



                                Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

          This amendment is filed in order to re-file Exhibit 4.1 to the Registrant's Current Report on Form 8-K for the event of June 11, 1997.

          The undersigned Registrant hereby amends the following item of its Current Report on Form 8-K for the event of June 11, 1997:

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  EXHIBITS.

          4.1 Certificate of Designation of Preferences of Series A Preferred Stock.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:  June 23, 1997


                              TETRA TECH, INC.


                              By:   /s/ James M. Jaska
                                    ----------------------------------
                                    James M. Jaska
                                    Vice President and Chief Financial Officer




                                       3